UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2023 (May 9, 2023)

Ormat Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32347 (Commission File Number)	No. 88-0326081 (I.R.S. Employer Identification No.)

6140 Plumas Street, Reno, Nevada (Address of principal executive offices)	89519-6075 (Zip Code)

(775) 356-9029
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	ORA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07         Submission of Matters to a Vote of Security Holders.

The Company held the 2023 Annual Meeting of Stockholders on May 9, 2023, at which stockholders voted on the following four proposals. For more information on the four proposals submitted to stockholders, see the definitive proxy statement for the 2023 Annual Meeting of Stockholders (the “Proxy Statement”). The results of the votes were as follows:

Proposal 1 - Election of directors
The stockholders elected the following nine individuals to the Company’s board of directors (the “Board”) to serve as directors until the 2024 Annual Meeting of Stockholders and until their successors have been duly elected and qualified or until their earlier death, resignation, retirement, disqualification or removal from office:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Isaac Angel	51,166,968	1,469,108	17,801	910,877
Karin Corfee	52,527,234	110,742	15,902	910,876
David Granot	46,302,493	6,332,826	18,559	910,876
Michal Marom	45,396,468	7,158,744	18,666	990,876
Mike Nikkel	52,303,218	332,576	18,084	910,876
Dafna Sharir	51,314,124	1,323,944	15,810	910,876
Stanley B. Stern	47,265,988	5,369,165	18,724	910,877
Hidetake Takahashi	52,239,562	397,728	16,521	910,943
Byron G. Wong	52,370,740	266,138	16,932	910,944

Proposal 2 - Ratification of appointment of Kesselman & Kesselman for 2023
The stockholders ratified the appointment of Kesselman & Kesselman, a member of PricewaterhouseCoopers International Limited, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Votes For	Votes Against	Votes Abstained
51,682,495	1,371,066	54,817

Proposal 3 - Approval of the compensation of the Company’s named executive officers in a non-binding, advisory vote
The stockholders approved, in a non-binding, advisory vote, the compensation paid to the Company’s named executive officers.
Votes For	Votes Against	Votes Abstained	Broker Non-Votes
50,214,564	2,381,077	58,237	910,876

Proposal 4 - Approval of the frequency of the advisory stockholder vote on the compensation of the Company’s named executive officers in a non-binding, advisory vote
The stockholders voted as follows in a non-binding, advisory vote, the frequency of the advisory stockholder vote on the compensation of the Company’s executive officers:
One Year	Two Years	Three Years	Votes Abstained	Broker Non-Votes
47,240,433	5,233	1,027,907	219,0875	3,100,307

In accordance with the recommendation of the Board as set forth in the Proxy Statement and consistent with the stated preference of the Company’s stockholders as noted above, after consideration of the voting results of Proposal No. 4, the Company determined that it will hold future non-binding, advisory votes on named executive officer compensation every one year until the next required vote on such frequency.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORMAT TECHNOLOGIES, INC.

By:	_/s/ Doron Blachar
Name: Doron Blachar
Title: Chief Executive Officer

Date: May 10, 2023